UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2010
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 14, 2010, Dollar Thrifty Automotive Group, Inc., a Delaware corporation, filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the issuance and sale by Rental Car Finance Corp., an Oklahoma corporation and wholly owned subsidiary of the Company (“RCFC”), of RCFC’s Rental Car Asset Backed Variable Funding Notes, Series 2010-1.  The Series 2010-1 Supplement to the Amended and Restated Base Indenture, dated as of April 8, 2010, between RCFC and Deutsche Bank Trust Company Americas, as trustee, was attached as Exhibit 4.217 to the Original Form 8-K.  This amendment is being filed solely to replace Exhibit 4.217 to the Original Form 8-K with Exhibit 4.219 hereto, which corrects certain typographical and other errors in the version originally filed.  The Original Form 8-K is otherwise unaltered by this amendment.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item 2.03 is incorporated by reference from the responses made in Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
4.219	Series 2010-1 Supplement to the Amended and Restated Base Indenture, dated as of April 8, 2010, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

May 14, 2010	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.219	Series 2010-1 Supplement to the Amended and Restated Base Indenture, dated as of April 8, 2010, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee.

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